AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
SELECT RESERVESM
FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL
DEFERRED ANNUITY CONTRACTS
SUPPLEMENT DATED NOVEMBER 5, 2003
TO
PROFILE, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2001
AS SUPPLEMENTED

         Effective November 30, 2003, American General Life Insurance Company is amending the Profile, Prospectus and Statement of Additional Information for the sole purpose of changing the Series available under the Select Reserve Variable Annuity Contract, due to the proposed closing of the Navellier Growth Portfolio (the "Portfolio"), a series of the Navellier Variable Insurance Series Fund, Inc.

          In connection with this closing, as of November 30, 2003, you will no longer be permitted to direct purchase payments, transfers or automatic allocations to the Portfolio.

          Should you have any questions, you may contact our Annuity Administration Department at 1-800-813-5065.